SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2004

THE WASHINGTON POST COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-6714	53-0182885
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1150 15th Street, N.W. Washington, D.C.	20071
(Address of principal executive offices)	(Zip Code)

(202) 334-6000

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits

(c) Exhibits

99.1	The Washington Post Company Earnings Press Release dated April 30, 2004

Item 12.	Results of Operations and Financial Condition

On April 30, 2004, The Washington Post Company issued a press release announcing the Company’s earnings for the quarter ended March 28, 2004. A copy of this press release is furnished with this report as an exhibit to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Washington Post Company (Registrant)

Date April 30, 2004	/s/ John B. Morse, Jr.

John B. Morse, Jr. Vice President – Finance (Principal Financial Officer)

Exhibit Index

Exhibit 99.1	The Washington Post Company Earnings Release dated April 30, 2004.